UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 5, 2006

CBD MEDIA HOLDINGS LLC

(Exact name of Registrant as specified in its Charter)

Delaware	333-121185	03-0395275
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification Number)

312 Plum Street, Suite 900 Cincinnati, Ohio	45202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (513) 397-6794

N/A

(Former name or former address, if changed since last report)

Item 2.02   Results of Operations and Financial Condition.

The information in this Item 2.02 (including the exhibit referenced below) is being furnished and shall not be deemed "filed" for the purpose of Section 1 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

On April 5, 2006, CBD Media Holdings LLC issued an earnings release announcing its financial results for the fourth quarter ended December 31, 2005 and for the full year 2005.  A copy of the earnings press release, including unaudited financial highlights, is attached as Exhibit 99.1 and is furnished under this Item 2.02

Item 8.01. Other Events.

The information in this Item 8.01 (including the exhibit referenced below) is being furnished and shall not be deemed "filed" for the purpose of Section 1 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Item 8.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

On April 5, 2006, CBD Media Holdings LLC issued an earnings release announcing its financial results for the fourth quarter ended December 31, 2005 and for the full year 2005.  A copy of the earnings press release, including unaudited financial highlights, is attached as Exhibit 99.1 and is furnished under this Item 8.01

Item 9.01   Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.

Description

99.1

Press release dated April 5, 2006 of CBD Media Holdings LLC announcing its financial results for the fourth quarter ended December 31, 2005 and for the full year 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

CBD MEDIA HOLDINGS LLC

Date: April 5, 2006	By: /s/ John P. Schwing
John P. Schwing Vice President and Chief Financial Officer